EXHIBIT 24 – POWERS OF ATTORNEY

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the Chief Executive (Principal Executive Officer) and Chairman of the Board of Directors of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as the Chief Executive and Chairman of the Board of Directors of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of August, 2004.

               /s/ G. ALLEN ANDREAS
                G. ALLEN ANDREAS

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of September, 2004.

           /s/ M. H. CARTER
            M. H. CARTER

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

   IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of September, 2004.

               /s/ R. S. JOSLIN
                R. S. JOSLIN

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

   IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of August, 2004.

               /s/ DAVID J. MIMRAN
                DAVID J. MIMRAN

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

   IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of August, 2004.

               /s/ PATRICK J. MOORE
                PATRICK J. MOORE

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31ST day of August, 2004.

           /s/ M. BRIAN MULRONEY
            M. BRIAN MULRONEY

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of August, 2004.

           /s/ J. K. VANIER
            J. K. VANIER

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of August, 2004.

           /s/ O. G. WEBB
            O. G. WEBB

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, S. R. MILLS and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 2004, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

   IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 31st day of August, 2004.

               /s/ KELVIN R. WESTBROOK
                KELVIN R. WESTBROOK